EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated December 5, 1996, included in AMF Bowling, Inc.'s Form S-1 Registration Statement No. 333-34099, and to all references to our Firm included in this Form S-8 Registration Statement.

                                            Todres & Sheiffer

         Westbury, New York
         December 5, 1997